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                                                                    EXHIBIT 99.1


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              PURSUANT TO THE PROSPECTUS DATED NOVEMBER 12, 1998:
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          DECEMBER 14, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
===============================================================================

                              LETTER OF TRANSMITTAL
                                 COX RADIO, INC.

                                OFFER TO EXCHANGE

                            6.250% NOTES DUE 2003 FOR
                      ALL OUTSTANDING 6.250% NOTES DUE 2003

                            6.375% NOTES DUE 2005 FOR
                      ALL OUTSTANDING 6.250% NOTES DUE 2005

                  To: The Bank of New York, the Exchange Agent


By Registered or Certified Mail:           By Overnight Courier:

The Bank of New York                       The Bank of New York
101 Barclay Street                         101 Barclay Street
Floor 7 East                               Ground Level
New York, New York  10286                  Corporate Trust Services Window
Attn: Reorganization Section               New York, New York  10286
                                           Attn: Reorganization Section

By Hand:                                   By Facsimile (For Eligible
                                           Institutions Only):

The Bank of New York                       (212) 815-6339
101 Barclay Street
Ground Level                               Confirm by telephone:
Corporate Trust Services Window            Christopher Davis
New York, New York  10286                 (212) 815-4997
Attn: Reorganization Section


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges receipt of the Prospectus, dated November 12, 1998 (the "Prospectus"), of Cox Radio, Inc. (the "Obligor") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the offer by the Obligor (the "Exchange Offer") to exchange (i) $1,000 principal amount of the 6.250% Notes due 2003 (the "New 2003 Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding 6.250% Notes due 2003 (the "Old 2003 Notes"); and (ii) $1,000 principal amount of the 6.375% Notes due 2005 (the "New 2005 Notes" and, together with the 2003 New Notes, the "New Notes"), which have been registered under the Securities Act, pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding 6.375% Notes due 2005 (the "Old 2005 Notes" and, together with the


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2003 Old Notes, the "Old Notes") of which $200,000,000 aggregate principal amount is outstanding. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on December 14, 1998, unless the Obligor, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Notes are registered on the books of the Obligor or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Notes are held of record by The Depository Trust Company ("DTC") and who desires to deliver such Old Notes by book entry transfer at DTC. Capitalized terms used herein, but not defined herein, shall have the respective meanings set forth in the Prospectus.











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         This Letter of Transmittal is to be used by Holders if: (i)
certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders, are referred to herein as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

1.       [_]      CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO
                  THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE
                  FOLLOWING:

         Name of Tendering Institution:
                                       ----------------------------------------

         DTC Book-Entry Account No.:
                                    -------------------------------------------
         Transaction Code No.:
                              -------------------------------------------------

2.       [_]      CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT
                  TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE
                  AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

         Name of Registered or Acting Holder(s):
                                                -------------------------------

         Window Ticket No. (if any):
                                    -------------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            -------------------
         Name of Eligible Institution
         that Guaranteed Delivery:
                                  ---------------------------------------------
         If Delivered by Book-Entry Transfer,
         DTC Book-Entry Account No.:
                                    -------------------------------------------

         Transaction Code Number:
                                 ----------------------------------------------

3.       [_]      CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
                  ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
                  AMENDMENTS OR SUPPLEMENTS THERETO.

         PLEASE NOTE: THE OBLIGOR HAS AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES (PROVIDED THAT THE OBLIGOR RECEIVES NOTICE FROM ANY PARTICIPATING BROKER-DEALER OF ITS STATUS AS A BROKER-DEALER).

         Name:
                -------------------------------------------------------------
         Address:
                  -----------------------------------------------------------

         --------------------------------------------------------------------

         Attention:
                    ---------------------------------------------------------











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             PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                         BEFORE COMPLETING ANY BOX BELOW

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.


================================================================================
                            DESCRIPTION OF OLD NOTES
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                                      Box 1
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     NAME(S) AND                                       AGGREGATE
    ADDRESS(ES)OF                                   PRINCIPAL AMOUNT  PRINCIPAL
REGISTERED HOLDER(S)  SERIES OF NOTES   CERTIFICATE  REPRESENTED BY     AMOUNT
 (PLEASE FILL IN, IF     2003/2005       NUMBER(S)*  CERTIFICATE(S)   TENDERED**
       BLANK)




                                           Total:
================================================================================

*   Need not be completed by Holders tendering by book-entry transfer.

** Must be in integral multiple of $1,000. Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 4.

    If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

================================================================================



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
======================================    ======================================

                Box 2                                    Box 3

SPECIAL REGISTRATION INSTRUCTIONS         SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4, 5 and 6)             (See Instructions 4, 5 and 6)

To be completed ONLY if certificates      To be completed ONLY if certificates
for Old Notes in a principal amount       for Old Notes in a principal amount
not tendered, or New Notes issued in      not tendered, or New Notes issued in
exchange for Old Notes accepted for       exchange for Old Notes accepted for
exchange, are to be issued in a name      exchange, are to be sent to an
other than the name appearing in Box 1    address other than the address
above.                                    appearing in Box 1 above, or if Box 2
                                          is filled in, to an address other
                                          than the address appearing in Box 2.

ISSUE CERTIFICATE(S) TO:                  DELIVER CERTIFICATE(S) TO:

Name _________________________________    Name_________________________________
           (Please Print)                             (Please Print)

Address ______________________________    Address______________________________

______________________________________    _____________________________________
             (Include Zip Code)                    (Include Zip Code)

______________________________________    _____________________________________
    (Tax Identification or Social             (Tax Identification or Social
          Security Number)                           Security Number)

======================================    ======================================

                                      Box 4

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                              BROKER-DEALER STATUS
[_] Check this box if the beneficial owner of the Old Notes is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities.

================================================================================

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Cox Radio, Inc. (the "Obligor") the principal amount of Old Notes indicated above.

     Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Obligor all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Obligor) with respect to the tendered Old Notes with the full power of substitution to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by DTC to, or upon, the order of, the Obligor, (ii) deliver certificates for such Old Notes to the Obligor and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Obligor and (iii)



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present such Old Notes for transfer on the books of the Obligor and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Obligor will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Obligor. The undersigned hereby further represents that (i) the New Notes are to be acquired by the Holder or the person receiving such New Notes, whether or not such person is the Holder, in the ordinary course of business, (ii) the Holder or any such other person is not engaging and does not intend to engage in the distribution of the New Notes, (iii) the Holder or any such other person has no arrangement or understanding with any person to participate in the distribution of the New Notes and (iv) neither the Holder nor any such other person is an "affiliate" of the Obligor within the meaning of Rule 405 under the Securities Act. As indicated above, each Participating Broker-Dealer that receives a New Note for its own account in exchange for Old Notes must acknowledge that it (i) acquired the Old Notes for its own account as a result of market-making activities or other trading activities, (ii) has not entered into any arrangement or understanding with the Obligor or any "affiliate" of the Obligor (within the meaning of Rule 405 under the Securities Act) to distribute the New Notes to be received in the Exchange Offer and (iii) will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If applicable, the undersigned shall use its reasonable best efforts to notify the Obligor when it is no longer subject to such Prospectus delivery requirements. Unless otherwise notified in accordance with the instructions set forth herein in Box 4 under "Broker-Dealer Status," the Obligor will assume that the undersigned is not a Participating Broker-Dealer. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes.

     For purposes of the Exchange Offer, the Obligor shall be deemed to have accepted validly tendered Old Notes when, as and if the Obligor has given oral or written notice thereof to the Exchange Agent.

     If any Old Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Obligor upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."



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     Unless otherwise indicated in Box 2 under "Special Registration
Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged, in the name(s) of the registered Holder of the Old Notes appearing in Box 1 above (or in such event in the case of Old Notes tendered by DTC, by credit to the account of DTC). Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s), unless tender is being made through DTC. In the event that the box entitled "Special Registration Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Obligor has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Obligor does not accept for exchange any of the Old Notes so tendered.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.





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     The lines below must be signed by the registered Holder(s) exactly as its name(s) appear(s) on the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal.

                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

x
----------------------------------------------------   -------------------
                                                              Date
x
----------------------------------------------------   -------------------
         Signature(s) of Registered Holder(s)                 Date
               or Authorized Signatory

Area Code and Telephone Number:
                                ---------------------------

     If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Obligor of such person's authority so to act. See Instruction 5.

Name(s):
         ----------------------------------------------------------------------
                                     (Please Print)

Capacity:
          ---------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------
                                    (Include Zip Code)



                          MEDALLION SIGNATURE GUARANTEE
                         (If required by Instruction 5)
        Certain Signatures must be Guaranteed by an Eligible Institution

Signature(s) Guaranteed by an Eligible Institution:


-------------------------------------------------------------------------------
                             (Authorized Signature)

-------------------------------------------------------------------------------
                                     (Title)

-------------------------------------------------------------------------------
                                 (Name of Firm)

-------------------------------------------------------------------------------
                           (Address, Include Zip Code)

-------------------------------------------------------------------------------
                        (Area Code and Telephone Number)


Dated:             , 1998
       ------------



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